Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
As a result of the Company's formation and IPO, collectively referred to as the reorganization, the operating business entities of the Company were restructured and a portion of the Company's income is subject to U.S. federal, state, local and foreign income taxes and is taxed at the prevailing corporate tax rates. Taxes Payable as of December 31, 2016 and 2015 were $27,321 and $20,886, respectively.
The following table presents the U.S. and non-U.S. components of Income before income tax expense:

	For the Years Ended December 31,
	2016	2015	2014
U.S.	$204,920	$81,157	$124,747
Non-U.S.	21,911	38,736	30,883
Income before Income Tax Expense (a)	$226,831	$119,893	$155,630

(a)	Net of Noncontrolling Interest.
The components of the provision for income taxes reflected on the Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014 consist of:

	For the Years Ended December 31,
	2016	2015	2014
Current:
Federal	$79,596	$56,064	$33,814
Foreign	10,832	9,798	10,513
State and Local	18,832	14,795	10,114
Total Current	109,260	80,657	54,441
Deferred:
Federal	11,510	(1,196)	15,104
Foreign	(1,439)	659	(3,080)
State and Local	(28)	(3,090)	2,291
Total Deferred	10,043	(3,627)	14,315
Total	$119,303	$77,030	$68,756

A reconciliation between the federal statutory income tax rate and the Company's effective income tax rate for the years ended December 31, 2016, 2015 and 2014 is as follows:

	For the Years Ended December 31,
	2016	2015	2014
Reconciliation of Federal Statutory Tax Rates:
U.S. Statutory Tax Rate	35.0%	35.0%	35.0%
Increase Due to State and Local Taxes	4.8%	7.0%	6.0%
Rate Benefits as a Limited Liability Company/Flow Through	(5.9)%	(5.9)%	(4.2)%
Foreign Taxes	0.7%	1.5%	0.4%
Non-Deductible Expenses (1)	9.9%	19.9%	1.1%
Valuation Allowances	—%	—%	0.9%
Other Adjustments	—%	(0.3)%	(0.2)%
Effective Income Tax Rate	44.5%	57.2%	39.0%

(1)	Primarily related to non-deductible share-based compensation expense.
Undistributed earnings of certain foreign subsidiaries totaled approximately $6,531 as of December 31, 2016. Deferred taxes have not been provided on the undistributed earnings of certain foreign subsidiaries, as the Company considers these amounts to be indefinitely reinvested to finance international growth and expansion. As of December 31, 2016, unrecognized net deferred tax liability attributable to those reinvested earnings would have aggregated approximately $1,965. In the event that such amounts were ever remitted, loaned to the Company, or if the stock in the foreign subsidiary was sold, these earnings could become subject to U.S. Federal tax and an income tax provision, if any, would be recognized at that time.
Deferred income taxes are provided for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the Consolidated Statements of Financial Condition. These temporary differences result in taxable or deductible amounts in future years. Details of the Company's deferred tax assets and liabilities as of December 31, 2016 and 2015 were as follows:

	December 31,
	2016	2015
Deferred Tax Assets:
Depreciation and Amortization	$31,475	$29,498
Compensation and Benefits	54,410	35,120
Step up in tax basis due to the exchange of LP Units for Class A Shares	202,257	215,827
Other	44,065	38,349
Total Deferred Tax Assets	$332,207	$318,794
Deferred Tax Liabilities:
Goodwill, Intangible Assets and Other	$25,273	$19,169
Total Deferred Tax Liabilities	$25,273	$19,169
Net Deferred Tax Assets Before Valuation Allowance	$306,934	$299,625
Valuation Allowance	(1,510)	(1,510)
Net Deferred Tax Assets	$305,424	$298,115

The increase in net deferred tax assets from December 31, 2015 to December 31, 2016 was primarily attributable to a net increase of $19,290 in compensation and benefits, associated with the increased compensation costs of the Long-term Incentive Plan and Deferred Cash Program.
During 2016, the LP holders exchanged for Class A Shares and the Company purchased 537 Class A and Class E LP Units, which resulted in an increase in the tax basis of the tangible and intangible assets of Evercore LP. The exchange of Class E LP Units resulted in a $5,821 step-up in the tax basis of the tangible and intangible assets of Evercore LP and a corresponding increase to Additional Paid-In-Capital on the Company's Consolidated Statement of Financial Condition as of December 31, 2016. Further, the exchange of 26 of such Class A LP Units triggered an additional liability under the tax receivable agreement that was entered into in 2006 between the Company and the LP Unit holders. The agreement provides for a payment to the LP Unit holders of 85% of the cash tax savings (if any), resulting from the increased tax benefits from the exchange and for the Company to retain 15% of such benefits. Accordingly, Deferred Tax Assets, Amounts Due Pursuant to Tax Receivable Agreements and Additional Paid-In-Capital increased $784, $666 and $118, respectively, on the Company's Consolidated Statement of Financial Condition as of December 31, 2016. See Note 14 for further discussion. This amount was offset by a $14,354 reduction in deferred tax assets related to the 2016 amortization of the tax basis in the tangible and intangible assets of Evercore LP.
Additionally, the increase in net deferred tax assets from December 31, 2015 to December 31, 2016 was also attributable to an increase of $1,977 related to the depreciation of fixed assets and amortization of intangible assets.
There was a net increase of $6,104 in the deferred tax liabilities from December 31, 2015 to December 31, 2016, primarily related to the increase in the amount of employee cash awards.
The Company reported an increase in deferred tax assets of $688 associated with changes in Unrealized Gain (Loss) on Marketable Securities and an increase of $9,347 associated with changes in Foreign Currency Translation Adjustment Gain (Loss), in Accumulated Other Comprehensive Income (Loss) for the year ended December 31, 2016. The Company reported an increase in deferred tax assets of $455 associated with changes in Unrealized Gain (Loss) on Marketable Securities and an increase of $8,492 associated with changes in Foreign Currency Translation Adjustment Gain (Loss), in Accumulated Other Comprehensive Income (Loss) for the year ended December 31, 2015.
The Company's affiliates generated approximately $5,054 of NYC unincorporated business tax credit carryforwards, which are set to expire in 2017. Management has weighed both the positive and negative evidence and determined that it was appropriate to establish a valuation allowance of $1,510, on the amount of credits that are not expected to be realized.
A reconciliation of the changes in tax positions for the years ended December 31, 2016, 2015 and 2014 is as follows:

	December 31,
	2016	2015	2014
Beginning unrecognized tax benefit	$—	$—	$624
Additions for tax positions of prior years	—	—	276
Reductions for tax positions of prior years	—	—	—
Lapse of Statute of Limitations	—	—	(98)
Decrease due to settlement with Taxing Authority	—	—	(802)
Ending unrecognized tax benefit	$—	$—	$—

The Company classifies interest relating to tax matters and tax penalties as a component of income tax expense in its Consolidated Statements of Operations. Related to the unrecognized tax benefits, the Company did not recognize any interest and penalties during the years ended December 31, 2016 and 2015.
The Company is subject to taxation in the U.S. and various state, local and foreign jurisdictions. The Company and its affiliates are currently under examination by New York City for tax years 2011 through 2014. With a few exceptions, the Company is no longer subject to U.S. federal, state, local or foreign examinations by taxing authorities for years before 2012.